UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 23, 2007

ALTIGEN COMMUNICATIONS, INC.
(Exact name of Registrant as specified in charter)

Delaware	000-27427	94-3204299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4555 Cushing Parkway, Fremont, CA94538
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:	(510) 252-9712

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 23, 2007, Kenneth Tai, a member of the Board of Directors (the "Board") of AltiGen Communications, Inc. (the "Company"), resigned from the Board, effective immediately. There was no disagreement or dispute between Mr. Tai and the Company which led to his resignation from the Board.

On that same date, the Board appointed Eric Wanger as a Class I Director and member of the Audit and Compensation Committees to serve until the next scheduled election for Class I Directors or his earlier removal or resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTIGEN COMMUNICATIONS, INC.

Date: January 29, 2007	By:	/s/ Philip M. McDermott

Name: Philip M. McDermott Title: Chief Financial Officer